Job Number EXCO Resources, Inc. Investor Presentation March 2009

Job Number
EXCO Resources, Inc.

Forward Looking Statements
This presentation contains forward-looking statements, as defined in Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, or the Exchange Act. These forward-looking statements relate to, among other things, the following:
• our future financial and operating performance and results;
• our business strategy;
• market prices;
• our future use of derivative financial instruments; and
• our plans and forecasts.
We have based these forward-looking statements on our current assumptions, expectations and projections about future events.
We use the words "may," "expect," "anticipate," "estimate," "believe," "continue," "intend," "plan," "budget" and other similar words to identify forward-looking statements. You should read statements that contain these words carefully because they discuss future expectations, contain projections of results of operations or of our financial condition and/or state other "forward-looking" information. We do not undertake any obligation to update or revise publicly any forward-looking statements, except as required by law. These statements also involve risks and uncertainties that could cause our actual results or financial condition to materially differ from our expectations in this presentation, including, but not limited to:
• fluctuations in prices of oil and natural gas;
• imports of foreign oil and natural gas, including liquefied natural gas;
• future capital requirements and availability of financing;
• continued disruption of credit and capital markets and the ability of financial institutions to honor their commitments, such as the events which occurred during the third quarter of 2008 and thereafter, for an extended period of time;
• estimates of reserves and economic assumptions used in connection with our acquisitions;
• geological concentration of our reserves;
• risks associated with drilling and operating wells;
• exploratory risks, including our Marcellus and Huron shale plays in Appalachia and our Haynesville/Bossier shale play in East Texas/North Louisiana;
• risks associated with operation of natural gas pipelines and gathering systems;
• discovery, acquisition, development and replacement of oil and natural gas reserves;
• cash flow and liquidity;
• timing and amount of future production of oil and natural gas;
• availability of drilling and production equipment;
• marketing of oil and natural gas;
• developments in oil-producing and natural gas-producing countries;
• title to our properties;
• competition;
• litigation;
• general economic conditions, including costs associated with drilling and operation of our properties;
• environmental or other governmental regulations, including legislation to reduce emissions of greenhouse gases;
• receipt and collectibility of amounts owed to us by purchasers of our production and counterparties to our derivative financial instruments;
• decisions whether or not to enter into derivative financial instruments;
• events similar to those of September 11, 2001;
• actions of third party co-owners of interests in properties in which we also own an interest;
• fluctuations in interest rates; and
•
our ability to effectively integrate companies and properties that we acquire..

Job Number
EXCO Resources, Inc.

Forward Looking Statements (continued)
We believe that it is important to communicate our expectations of future performance to our investors.  However, events may occur in the future that we are unable to accurately predict, or over which we have no control.  You are cautioned not to place undue reliance on a forward-looking statement.  When considering our forward-looking statements, keep in mind the risk factors and other cautionary statements in this presentation, and the risk factors included in the Annual Reports on Form 10-K and our Quarterly Reports on Form 10-Q.
Our revenues, operating results, financial condition and ability to borrow funds or obtain additional capital depend substantially on prevailing prices for oil and natural gas, the availability of capital from our revolving credit facilities and liquidity from capital markets.  Declines in oil or natural gas prices may materially adversely affect our financial condition, liquidity, ability to obtain financing and operating results.  Lower oil or natural gas prices also may reduce the amount of oil or natural gas that we can produce economically.  A decline in oil and/or natural gas prices could have a material adverse effect on the estimated value and estimated quantities of our oil and natural gas reserves, our ability to fund our operations and our financial condition, cash flow, results of operations and access to capital.  Historically, oil and natural gas prices and markets have been volatile, with prices fluctuating widely, and they are likely to continue to be volatile.
The SEC has generally permitted oil and natural gas companies, in filings made with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions.  We use the terms “probable”, “possible”, “potential” or “unproved” to describe volumes of reserves potentially recoverable through additional drilling or recovery techniques that the SEC’s guidelines prohibit us from including in filings with the SEC.  These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of being actually realized by the company.  While we believe our calculations of unproved drillsites and estimation of unproved reserves have been appropriately risked and are reasonable, such calculations and estimates have not been reviewed by third party engineers or appraisers. Investors are urged to consider closely the disclosure in our Annual
Report on Form 10-K for the year ended December 31, 2008 which is available on our website at www.excoresources.com under the Investor Relations tab or by calling us at 214-368-2084.

Job Number
EXCO Resources, Inc.

Key Investment Highlights
Our track record and reserve base have positioned us as a
Top 25 oil and natural gas company
• Outstanding Track Record
– 83%
and 77%
compounded growth rates
in production and reserves since 2005
– Three year drill-bit F&D
(1)
of $2.32 per Mcfe and $2.77 per Mcfe all-in
• Outstanding Reserve Base
(2)
– 2.3 Tcfe proved reserves
– 4.2 Tcfe probable and possible
– 10.6 – 16.9 Tcfe additional potential, primarily unbooked shale assets
• Strong Inventory of Drilling Locations and Acreage
–
Approximately 9,000 shale locations
and more than 9,500 engineered, low risk drilling locations; approximately
2,400 engineered exploitation projects
– 1.8 million net acres including approximately 395,000 net acres of Marcellus shale potential in Appalachia and over
92,000 net acres of Haynesville shale
• Experienced Management Team with Significant Insider Ownership
–
Average 20+ years of public/private
experience
– Management
and ALL employees own 9%
of shares on a fully diluted basis
– Outside board members own 32% of shares on a fully diluted basis
– Focused on equity returns
• Competitive Industry Position
– Top 25 US domestic oil and gas company in reserves and production, including the majors
– 405 Mmcfe production per day
(1) Drill-bit calculated using extensions and discoveries; all-in excludes price revisions
(2) The reserve estimates provided throughout this document reflect NYMEX strip prices of 2/13/09, adjusted for differentials and excluding hedge effects; year end 2008 SEC reserves were 1,940 Mmcfe

Job Number
EXCO Resources, Inc.

Corporate Financial Highlights
• Full year 2008 adjusted EBITDA was a record $978 million; a 28% increase over 2007
• Successfully completed our first three horizontal Haynesville wells with IP’s of 22.9 Mmcf/d in Q4 2008 and 24.2 Mmcf/d and 21.4 Mmcf/d in Q1 2009
• Achieved record production rate of 395 Mmcfe/d for full year 2008; a 19% increase over 2007
• Completed 57-mile expansion of midstream intrastate pipeline in 2008; initiating construction of 29 mile,
36’’ diameter Haynesville header pipeline
(shares in thousands) 2008 2007
Adjusted net income available to common shareholders 158,381         106,984
Cash flow from operations 210,949         212,247
(in thousands, except per share and production) Amount Per Share Amount Per Share
Oil and natural gas revenues 1,404,826 $    875,787 $
Cash settlements on oil and natural gas derivatives (109,300) $      108,413 $
Adjusted net income available to common shareholders
(1)
129,115 $       $    0.82
(4)
(4,202) $         $   (0.04)
(4)
Adjusted EBITDA
(1)
978,275 $       765,638 $
Cash flow from operations
(1)
841,497 $       $    3.99
(4)
599,754 $       $   2.83
(4)
Average daily production – Mmcfe/d 395 332
Midstream operating profit
(3)
34,931 $         23,487 $
2008 2007
(2)
Non-GAAP measure, please see appendix for reconciliations to most comparable GAAP measures
Cash flow from operations before changes in working capital and including settlements of derivative financial instruments with a financing element
Includes intersegment operating profit; see appendix for reconciliation
Calculated using the following outstanding shares;
(1)
(2)
(3)
(4)

Job Number
EXCO Resources, Inc.

Summary of Reserves and Potential
(reserves in Bcfe) Non-shale Haynesville Marcellus/Huron Total
Proved reserves 2,187                    40                        25                        2,252
(1)
Probable/possible reserves 1,815                    2,414                    -                       4,229
Potential 1,888                    1,778 - 3,046 6,975 - 11,975 10,641 - 16,909
Total 5,890                    4,232 - 5,500 7,000 - 12,000 17,122 - 23,390
(1) The reserve estimates provided throughout this document reflect NYMEX strip prices of 2/13/09, adjusted for differentials and excluding hedge effects; year end 2008 SEC reserves were 1,940 Mmcfe

Major Areas/Basins
Major Oil and Gas Fields
Wyoming
Nebraska
Colorado
Kansas
New Mexico
Oklahoma
Texas
Louisiana
Ohio
Pennsylvania
Kentucky
West
Virginia

Job Number
EXCO Resources, Inc.

<0.1 Tcfe Proved
<0.1 Tcfe 3P
1.1
Tcfe
3P+
2 Mmcfe/d
Proved Reserves = 2.3 Tcfe 3P Reserves = 6.5 Tcfe
3P+ Reserves = 17.1 – 23.4 Tcfe Current Production = 405 Mmcfe/d
Rockies
0.1 Tcfe Proved
0.2 Tcfe 3P
0.5 Tcfe 3P+
30 Mmcfe/d
Permian Basin
0.5 Tcfe Proved
1.0 Tcfe 3P
7.9 – 12.9 Tcfe 3P+
55 Mmcfe/d
Appalachia
0.4 Tcfe Proved
0.5 Tcfe 3P
0.6 Tcfe 3P+
63 Mmcfe/d
Mid-Continent
1.2 Tcfe Proved
4.8 Tcfe 3P
7.0 – 8.2 Tcfe 3P+
255 Mmcfe/d
East Texas / North Louisiana
Reserve Base
Our focus areas contain between 17 and 23 Tcfe of reserves

Job Number
EXCO Resources, Inc.

Operational Highlights
Haynesville Shale
• Technical initiative in 2008 laid foundation for horizontal development
– Shifted focus from traditional Cotton Valley to Haynesville development
– Spent 2008 analyzing logs and core samples to understand geology
– Drilled and tested vertical wells to characterize rock properties, define play limits and refine completion designs
• Haynesville horizontal results
– First three horizontal wells are among the best in the play
– Producing 42 Mmcfe/d (gross) from the play less than 10 months after initial Haynesville play announcement
• Positioned for growth
– Acreage – 92,000 acres with substantial HBP
– Location – in the core area with existing operations and infrastructure
– Potential – 4.5 Tcfe of resources
– Significant reserve adds expected during 2009
• Current activity and 2009 plans
– Four operated rigs drilling; two non-operated rigs drilling
– Three non-operated wells in completion phase
– Plan to add two – three additional operated rigs by mid year and drill a total of 34 horizontal wells (27 operated)
Oden 30 H # 6 - IP’d 22.9 Mmcfd on 12/8/08
As of 3/9/09:
Cumulative gas = 1,385 Mmcf (gross), 1,041 Mmcf (net)
Average gas rate = 14.5 Mmcf/d (95.6 days)
Last 24 hrs = 11.4 Mmcf/d (20/64ths choke)
Lattin 24 # 4 – IP’d at 24.2 Mmcfd on 2/15/09
As of 3/9/09:
Cumulative gas = 505 Mmcf (gross), 378 Mmcf (net)
Average gas rate = 17.5 Mmcf/d (28.8 days)
Last 24 hrs = 14.1 Mmcf/d (20/64ths choke)
Sammo 18 # 5 – IP’d at 21.4 Mmcf/d on 3/3/09
As of 3/9/09:
Cumulative gas = 148 Mmcf (gross), 113 Mmcf (net)
Average gas rate = 15.5 Mmcf/d (9.5 days)
Last 24 hrs = 16.1 Mmcf/d (22/64ths choke)

Upshur
Marion
Caddo
Webster
Gregg
Smith
Rusk
De Soto
Penn Virgina
Chesapeake
Petrohawk/KCS
Questar
Devon
Encana
El Paso
Comstock
Shell
Encana
EOG
Chesapeake
Core Area
0 miles 10
Activity Map
BUBBLE MAP
WELL - IP_GAS - IP_GAS
WELL - IP_GAS - IP_GAS
Radius = T25000 per inch
0
5000
10000
15000
20000

Job Number
EXCO Resources, Inc.

Operational Highlights
Haynesville Horizontal Announced IP Map
EXCO Oden 30H #6
22.9 Mmcfe/d IP
EXCO Lattin 24 #4
24.2 Mmcfe/d IP
EXCO Acreage
EXCO Sammo 18 #5
21.4 Mmcfe/d IP

Job Number
EXCO Resources, Inc.

Operational Highlights
Marcellus Shale
• Marcellus horizontal results
– Completed two horizontal Marcellus wells in Pennsylvania
• Limited lateral lengths of 500’ and 1,700’ primarily due to faulting, with rates from 1.0 to 3.4 Mmcf/d from one stage and four stage fracs
• Shot and interpreted 3D seismic to avoid similar faults and other geo hazards
– Drilled two horizontal Marcellus wells in Northern West Virginia
• Lateral lengths of 1,592’ and 2,710’, with plans for 4 and 7 stage completions, respectively, in Q2 2009
• 395,000 net acres spread across the play
– Added approximately 60,000 new acres across the play in 2008
– 249,000 acres in core, over-pressured areas
– Drilled and completed six vertical wells across acreage, took cores and now prioritizing areas based on net pay, access to transportation, permitting, and other factors; three additional vertical wells to be completed in
Q2 2009
• 2009 Plans
– Budgeting two verticals and three horizontals for 2009 drilling
– Shooting seismic and high-grading opportunities for late 2009/early 2010 development

NY
EOG
CABOT
STONE
ANADARKO
REX
CHIEF
RANGE - ATLAS
XTO
PA
NJ
MD
WV
CHK

Job Number EXCO Resources, Inc. 11 Operational Highlights Marcellus Shale Activity 2009 EXCO Planned Well 2008 EXCO Drilled Well

Job Number
EXCO Resources, Inc.

Operational Highlights
East Texas/North Louisiana Midstream Activity
• Our midstream subsidiaries include TGG (intrastate pipeline) and Talco (gathering)
• Throughput has increased from approximately 460 Mmcf/d at year end 2007 to 600
Mmcf/d today
• 57-mile, $38 million expansion of our TGG pipeline completed in mid-August adding
215 Mmcf/d of capacity without compression;  total system capacity of 390 Mmcf/d without compression
• Initial work has begun on the first phase of our 29 mile Haynesville header pipeline system to enhance Haynesville takeaway capacity for both equity and third party production; design capacity of 450 Mmcf/d expandable to >1.0 Bcf/d through compression

BOSSIER
WEBSTER
LINCOLN
HARRISON
PANOLA
RED RIVER
DESOTO
WOODLAWN SYSTEM
JONESVILLE SYSTEM
KILGORE SYSTEM
ROJO SYSTEM
HOLLY SYSTEM
VERNON SYSTEM
STATE OF TEXAS
STATE OF LOUISIANA
AREA SHOWN
TEXAS
LOUISIANA
PIPE LEGEND
TGG PHASE I
HAYNESVILLE 36" HEADER SYSTEM
TGG PROPOSED
PHASE II 36"
TGG PROPOSED
PHASE II 36"
TALCO
TGG
CENTERPOINT
CROSSTEX
ENBRIDGE
ENERGY TRANSFER
ET TIGER PROPOSED
GULF SOUTH
NGPL
REGENCY
REGENCY PROPOSED
SNG
TET
TGT
VALERO

Job Number EXCO Resources, Inc. 13 Midstream East Texas/North Louisiana – Positioned for Growth

Job Number
EXCO Resources, Inc.

Net Asset Value Summary
(1) Midpoint of estimated shale potential reserves
In millions, except per share and per unit
$8 Gas &
$80 Oil
NYMEX
Strip Pricing
Proved Reserves:
Proved Developed – 1.6 Tcfe at $3.50 and $2.30 per Mcfe $5,600 $3,680
Proved Undeveloped – 0.7 Tcfe at $1.00 and $0.30 per Mcfe 700 210
Total Proved – 2.3 Tcfe at $2.74 and $1.69 per Mcfe 6,300 3,890
Probable and Possible Reserves – 4 .2 Tcfe at $0.50 and $0.15 per Mcfe 2,100 630
Midstream Assets 500 500
Hedges 100 578
Total Asset Value $9,000 $5,598
Less:
Net Long-term Debt 2,955 2,955
Equity Value $6,045 $2,643
Fully Diluted Shares 214 214
NAV per Share
Potential Upside Value Per Share
11.9 Tcfe
(1)
at $0.20 and $0.10 per Mcfe
NAV per Share with Potential
$28.25
$11.12
$39.37
$12.35
$5.56
$17.91

Job Number
EXCO Resources, Inc.

2009 Focus
• Manage spending in low commodity price environment, while protecting our acreage and reserves position and meeting our commitments
• Focus on opportunities that provide growth and strong returns
– Continue delineating and developing Haynesville shale
– Evaluate Bossier shale
– High-grade Marcellus acreage in preparation for 2010 program
– Limit non-shale drilling to high graded locations; will satisfy existing drilling and acreage commitments
– Expand midstream in East Texas / North Louisiana and Appalachia
• Implementing asset divestiture program; have engaged 3
rd
party brokers to sell non-core
assets in each of our divisions
• Evaluating joint ventures for East Texas/North Louisiana, Midstream and Appalachia

Job Number
EXCO Resources, Inc.

2009 Capital Budget
• Although our Board of Directors approved a 2009 Capital Budget totaling $582 million, with current commodity prices we will likely spend less.  We are planning to drill 186 wells in
2009 vs. 475 in 2008
• Capital Budget is developed to;
– Maintain our strategy of spending within projected cash flow while providing free cash flow for debt reduction
– Focus on Haynesville Shale development; $183 million dedicated to drilling and completion, $124 million for midstream expansion
– Positioning Marcellus for development in future years
– Reduced drilling in other areas, except to honor rig and acreage commitments
(dollars in millions)
2008 Capital
Spending
2009 Budget
Drilling, completion and exploitation
Conventional $   582 $   126 $ (456)
Unconventional / exploration 111 200 89
Total 693 326 (367)
Operations and other 16 69 53
Land 187 21 (166)
Midstream 55 141 86
Corporate and other 38 25 (13)
Total capital budget $   989 $   582 $ (407)

(dollars in thousands)	December 31, 2008	March 6, 2009
Cash	$ 57,139	$ 76,799
Bank debt (LIBOR + 100 -175bps)	$ 2,267,436	$ 2,302,349
Senior notes (7 1/4%)[1]	444,720	444,720
Senior unsecured term loan (10%)[2]	300,000	300,000
Total debt	$ 3,012,156	$ 3,047,069
Common shareholders' equity	1,332,501	
Total capitalization	$ 4,344,657	
Net debt to total capitalization	68%	
Borrowing base[3]	$ 2,475,000	$ 2,475,000
Unused borrowing base[4]	$ 203,027	$ 168,114
Unused borrowing base plus cash	$ 260,166	$ 240,413

Job Number
EXCO Resources, Inc.

Liquidity and Financial Position
(1) Excludes unamortized bond premium
(2) Due January 15, 2010.  LIBOR plus 6% with LIBOR floor of 4%
(3) Reaffirmed as of October 20, 2008
(4) Net of $4.5 million in letters of credit at December 31, 2008 and March 6, 2009
• $2.5 billion combined borrowing bases reaffirmed on October 20, 2008
• $700 million of interest rate swaps at an average LIBOR rate of 2.66%

Job Number
EXCO Resources, Inc.

Current Derivatives Position
(1) Based on 2009 production guidance
• Total of 191 Bcfe hedged at $9.19 per Mcfe
• Target hedging 65-80% of production volumes for 3-5 years
• $700 million of interest rate swaps at an average LIBOR rate of 2.66%
• 2009 PEPL basis swaps; 3,650 Mmcf swapped at NYMEX minus $1.10
NYMEX Contract Contract Contract
  natural gas price per NYMEX oil price per Percent price per
(in thousands, except price) Mmbtu Mmbtu Bbls Bbl hedged
(1)
Equivalent
Q1 2009 24,870        8.26 $         390            80.62 $       74% 8.71 $
Q2 2009 25,080        8.15           394            80.64          71% 8.61
Q3 2009 25,290        8.15           398            80.66          71% 8.61
Q4 2009 25,290        8.18           398            80.66          69% 8.63
2010 51,698        8.10           1,568          104.64        38% 9.54
2011 9,125          7.97           1,095          112.99        10% 12.52
2012 1,830          4.51           92              109.30        1% 7.69
2013 1,825          4.51           -             -             1% 4.51
    Total 165,008      8.06 $         4,335          98.10 $       9.19 $

Job Number
EXCO Resources, Inc.

2009 Budget and Guidance Comparison
(dollars in thousands, except per unit amounts) Low High Midpoint
Production:
Oil - Mbbls 2,015           2,055           2,035
Gas - Mmcf 139,000        145,100        142,050
Mmcfe 151,100        157,500        154,300
Per day - Mmcfe 414              432              423
Differentials to NYMEX:
Oil per Bbl (3.75) $         (3.50) $         (3.63) $
Gas per Mcf 94.0% 99.0% 96.5%
Lease operating expense 137,000 $     154,000 $     145,500 $
Stock based compensation - LOE 3,200 $         4,800 $         4,000 $
Gathering expense - per Mcfe 0.08 $          0.12 $          0.10 $
Production tax rate 5.7% 6.7% 6.2%
Other income 1,000 $         2,000 $         1,500 $
Midstream revenue 83,500 $       94,500 $       89,000 $
Midstream expense 79,000 $       79,000 $       79,000 $
Midstream income
(1)
4,500 $         15,500 $       10,000 $
Depletion rate per Mcfe 2.20 $          2.30 $          2.25 $
Depreciation rate per Mcfe 0.15 $          0.25 $          0.20 $
Asset retirement obligation 9,500 $         10,500 $       10,000 $
Cash G&A 76,000 $       84,000 $       80,000 $
Non-cash stock comp 12,000 $       15,000 $       13,500 $
Interest expense - cash 121,000 $     128,000 $     124,500 $
Interest expense - non-cash 48,000 $       60,000 $       54,000 $
Tax rate 40% 40% 40%
Cash tax rate 0% 0% 0%
CAPEX 504,000 $     560,000 $     532,000 $
Full diluted shares outstanding 211,751        212,751        212,251
Adjusted EBITDA at midpoint
(2)
863,300 $     904,800 $     883,900 $
Guidance
(1) Forecast based on NYMEX $50.00 oil  & $5.00 gas; assumes 10% decrease in budgeted LOE and capital costs and Haynesville forecast based on recent performance

Job Number
EXCO Resources, Inc.

Summary
• Long life production generating stable cash flow
• Exposed to two exciting shale plays
• Strategic ownership of midstream assets to enhance
takeaway ability
• Very well hedged in current environment
• Expect to generate free cash for debt reduction

Job Number EXCO Resources, Inc. Appendix

Job Number
EXCO Resources, Inc.

Operating Results
(1) Represents stock based compensation
(2) Non-GAAP measure; please see appendix for reconciliation to most comparable GAAP measure
% %
(in thousands)
2008 2007 change 2008 2007 change
Revenues: (excludes derivatives)
Oil
33,273 $              41,391 $              -20% 216,727 $            117,073 $            85%
Natural gas
215,567 224,169 -4% 1,188,099 758,714 57%
Midstream
23,580 4,628
410%
85,432 18,817
354%
Total operating revenues
272,420 270,188 1% 1,490,258 894,604 67%
Costs and expenses:
Oil and natural gas production cost – cash
59,660 45,556 31% 233,897 165,408 41%
Oil and natiral gas production cost – non-cash
(1)
885 2,094 -58% 4,174 3,591 16%
Gathering and transportation
3,703 3,548 4% 14,206 10,210 39%
Midstream operating expense 23,126 4,950 367% 82,797 16,289 408%
General and administrative – cash 20,030 14,684 36% 75,763 55,629 36%
General and administrative – non-cash
(1) 4,252 3,811
12%
11,805 9,041
31%
Total operating costs and expenses 111,656 74,643 50% 422,642 260,168 62%
Depreciation, depletion and amortization
113,609 109,623 4% 460,314 375,420 23%
Write-down of oil and natural gas properties
1,622,730 - - 2,815,835 - -
Accretion of discount on asset retirement obligations
2,432 1,344
81%
6,703 4,878
37%
Total costs and expenses
1,850,427 185,610 897% 3,705,494 640,466 479%
Operating income (loss)
(1,578,007) 84,578 -1966% (2,215,236) 254,138 -972%
Other income (expense):
Interest expense
(60,471) (34,575) 75% (161,638) (181,350) -11%
Gain (loss) on derivative financial instruments – cash
48,083 23,462 105% (109,300) 108,413 -201%
Gain (loss) on derivative financial instruments – non-cash
439,840 (76,785) -673% 493,689 (81,606) -705%
Other income (1,515) 2,578 -159% 3,981 10,157 -61%
Total other income (expense)
425,937 (85,320) -599% 226,732 (144,386) -257%
Income (loss) before income tax
(1,152,070) (742) 155165% (1,988,504) 109,752 -1912%
Adjusted EBITDA
(2)
212,468 227,489 -7% 978,275 765,638 28%
Twelve months ended
December 31, December 31,
Three months ended

Job Number
EXCO Resources, Inc.

Unit Operating Statistics
(1) Does not include the effects of derivative financial instruments
(2) Does not include stock based compensation which would have increased operating costs per Mcfe by $0.02 and $0.03 for the three and twelve months ended December 31, 2008 and $0.06 and $0.03 for the three and twelve months ended December 31, 2007
% %
2008 2007 Change 2008 2007 Change
Production volumes:
Oil – Mbbls 593                  469                  26% 2,236              1,645              36%
Gas – Mmcf 33,472            31,828            5% 131,159          111,419          18%
Total - Mmcfe 37,030            34,642            7% 144,575          121,289          19%
Mmcfe/d 403                 377                  7% 395                 332                  19%
Realized pricing (1) :
Oil per Bbl 56.11 $           88.25 $           -36% 96.93 $           71.17 $           36%
Gas per Mcf 6.44                7.04                -9% 9.06                6.81                33%
Per Mcfe 6.72                7.67                -12% 9.72                7.22                35%
Production costs per Mcfe:
Operating costs (2) 1.20 $             0.93 $             29% 1.08 $             0.92 $             17%
Production taxes 0.42                0.39                8% 0.53                0.44                20%
     Total production costs 1.62 $             1.32 $             23% 1.61 $             1.36 $             18%
Gathering and transportation costs 0.10 $             0.10 $             0% 0.10 $             0.08 $             25%
Cash operating margin 5.00 $             6.25 $             -20% 8.01 $             5.78 $             39%
Effects of cash settlements on derivatives 1.30                0.68                92% (0.76)               0.89                -185%
Net cash operating margin 6.30 $             6.93 $             -9% 7.25 $             6.67 $             9%
December 31 December 31

(dollars in thousands, except per Mcfe)	Cost	(Mmcfe)	Per Mcfe
Development and exploration[1]	$ 693,173	290,041	$ 2.39
Proved property acquisition	604,723	179,489	3.37
Revisions - other than price[2]	-	(136,965)	-
Subtotal	1,297,896	332,565	3.90
Revisions - price	-	(107,457)	-
Sales of reserves in place	(15,543)	(5,719)	-
Total[3]	$ 1,297,896	225,108	$ 5.77

Job Number
EXCO Resources, Inc.

Our proved reserves, using December 31, 2008 spot prices, on a constant price basis, of $5.71 per Mmbtu and $44.60 per Bbl were as follows:
Year End Total Proved Reserves
Equivalent
Oil Natural gas natural gas
(Mbbls) (Mmcfe) (Mmcfe)
Proved developed 14,815        1,354,729   1,443,619
Proved undeveloped 5,986          460,409      496,325
     Total 20,801        1,815,138   1,939,944
The changes in reserves for the year are as follows:
December 31, 2007 20,930        1,739,550   1,865,130
Purchase of reserves in place 635            175,679      179,489
Extensions and discoveries 5,040          259,801      290,041
Revisions of previous estimates
    Changes in price (2,407)         (93,015)       (107,457)
    Changes other than price (1,060)         (130,605)     (136,965)
Sales of reserves in place (101)           (5,113)         (5,719)
Production
(2,236)         (131,159)     (144,575)
December 31, 2008 20,801        1,815,138   1,939,944
(1) Includes $111.4 million of exploration costs; $103.4 million related to the Haynesville and Marcellus shales
(2) Primarily consists of adjustments related to prior year acquisitions
(3) Does not include $187.1 million of lease acquisition costs, $87.2 million of unproved property acquisitions and $19.2 million of capitalized asset retirement costs

(in thousands, except per share amounts)	Three months ended December 31, 2008		Three months ended December 31, 2007		Twelve months ended December 31, 2008		Twelve months ended December 31, 2007	
	Amount	Per Share	Amount	Per Share	Amount	Per Share	Amount	Per Share
Net income (loss), GAAP	$ (1,161,389)		$ (1,995)		$ (1,733,471)		$ 49,656	
Adjustments:								
Non-cash mark-to-market (gains) losses on derivative financial instruments, before taxes	(424,807)		76,785		(483,811)		81,606	
Non-cash write down of oil and natural gas properties	1,622,730		-		2,815,835		-	
Nonrecurring financing costs, before taxes	-		-		-		32,100	
Income taxes on above adjustments[1]	(479,169)		(30,791)		(932,810)		(45,596)	
Deferred tax asset valuation allowance[2]	470,147		-		540,369		11,000	
Total adjustments, net of taxes	1,188,901		45,994		1,939,583		79,110	
Adjusted net income	$ 27,512		$ 43,999		$ 206,112		$ 128,766	
Net income (loss) available to common shareholders, GAAP[3]	$ (1,161,389)	$ (5.51)	$ (36,995)	$ (0.35)	$ (1,810,468)	$ (11.81)	$ (83,312)	$ (0.80)
Adjustments shown above	1,188,901	5.64	45,994	0.44	1,939,583	12.65	79,110	0.76
Dilution attributable to stock options[4]	-	-	-	(0.01)	-	(0.02)	-	-
Adjusted net income (loss) available to common shareholders	$ 27,512	$ 0.13	$ 8,999	$ 0.08	$ 129,115	$ 0.82	$ (4,202)	$ (0.04)
Common stock and equivalents used for earnings per share (EPS):								
Weighted average common shares outstanding		210,944		104,522		153,346		104,364
Dilutive stock options		-		2,010		5,035		2,620
Dilutive preferred stock		-		-		-		-
Shares used to compute dilutive EPS for adjusted net income (loss) available to common shareholders		210,944		106,532		158,381		106,984

Job Number
EXCO Resources, Inc.

Non-GAAP Reconciliations
Adjusted Net Income
(1) The assumed income tax rate is 40% for all periods.
(2) Deferred tax valuation allowance has been adjusted to reflect favorable impacts of adjustments.
(3) Per share amounts are based on weighted average number of common shares outstanding
(3) Represents dilution per share attributable to common stock equivalents from in-the-money stock options for periods with adjusted net income available to common shareholders.  None of the Preferred Stock, which was issued on March 30, 2007 and converted into common stock on July
18, 2008, was dilutive for any of the periods.

Job Number
EXCO Resources, Inc.

Non-GAAP Reconciliations
Cash Flow From Operations
% %
(in thousands) 2008 2007 change 2008 2007 change
Cash flow from operations, GAAP 162,949 $   197,531 $   974,966 $   577,829 $
Net change in working capital (80)             821            (49,866)       36,139
Settlements of derivative financial instruments with a
   financing element 12,901        (6,194)         (83,603)       (14,214)
Cash flow from operations before changes
   in working capital, non-GAAP measure
(1) 175,770 $   192,158 $   -9% 841,497 $   599,754 $   40%
Twelve months ended
December 31, December 31,
Three months ended
(in thousands) 2008 2007 2008 2007
Cash settlements from oil and natural gas derivative financial instruments
     Oil - cash settlements 8,933 $       (9,882) $      (38,765) $    (13,242) $
     Natural gas - cash settlements
39,150        33,344        (70,535)       121,655
          Total cash settlements 48,083        23,462        (109,300)     108,413
Non-cash change in fair market value of oil and natural gas derivative financial instruments
439,840      (76,785)       493,689      (81,606)
          Gain/(loss) on oil and natural gas derivative financial instruments 487,923 $   (53,323) $    384,389 $   26,807 $
Twelve months ended
December 31, December 31,
Three months ended
Oil and gas derivative financial instruments
(1) Cash flow from operations before working capital changes and adjustments for settlements of derivative financial instruments with a financing element is presented because management believes it is a useful financial indicator for companies in our industry.  This non-GAAP disclosure is widely accepted as a measure of an oil and natural gas company’s ability to provide cash used to fund development and acquisition activities and service debt or pay dividends.  Operating cash flow is not a measure of financial performance pursuant to GAAP and should not be used as an alternative to cash flows from operating, investing, or financing activities. We have also elected to exclude the adjustment for derivative financial instruments with a financing element as this adjustment simply reclassifies settlements from operating cash flows to financing activities.  Management believes these settlements should be included in this non-GAAP measure to conform with the intended measure of our ability to provide cash to fund operations and development activities.

Job Number
EXCO Resources, Inc.

(in thousands) 2008 2007 2008 2007
Midstream operations:
    Midstream revenues (before intersegment eliminations) 41,721 $     12,160 $     147,636 $   45,763 $
    Midstream expenses (before intersegment eliminations)
33,705        6,288          112,705      22,276
        Midstream operating profit (before intersegment eliminations) 8,016          5,872          34,931        23,487
    Intersegment eliminations
(7,562)         (6,194)         (32,296)       (20,959)
        Midstream operating profit (after intersegment eliminations) 454            (322)           2,635          2,528
Twelve months ended
December 31, December 31,
Three months ended
Non-GAAP Reconciliations
Midstream Operating Segment

Job Number
EXCO Resources, Inc.

Non-GAAP Reconciliations
EBITDA and adjusted EBITDA reconciliations
(in thousands) 2008 2007 2008 2007
Net income (loss) (1,161,389) $    (1,995) $          (1,733,471) $    49,656 $
Interest expense, net 60,471 34,575 161,638 181,350
Income tax expense (benefit) 9,319 1,253 (255,033) 60,096
Depreciation, depletion and amortization
113,609 109,623 460,314 375,420
EBITDA
(1) (977,990) 143,456 (1,366,552) 666,522
Accretion of discount on asset retirement obligations 2,432 1,344 6,703 4,878
Non-cash write-down of oil and natural gas properties 1,622,730 - 2,815,835 -
Non-cash change in fair value of oil and natural gas
derivative financial instruments (439,840) 76,785 (493,689) 81,606
Stock based compensation expense
5,136 5,904 15,978 12,632
Adjusted EBITDA
(1)
212,468 $        227,489 $        978,275 $        765,638 $
Interest expense, net
(2)
(45,438) (34,575) (151,760) (181,350)
Income tax expense (9,319) (1,253) 255,033 (60,096)
Amortization of deferred financing costs, premium on
7¼% senior notes due 2011 and discount on long-term debt 8,668 (468) 15,195 10,332
Deferred income taxes 9,372 1,253 (255,285) 66,171
Changes in operating assets and liabilities 99 (1,109) 49,905 (37,080)
Settlements of derivative financial instruments with a
financing element
(12,901) 6,194 83,603 14,214
Net cash provided by operating activities 162,949 $        197,531 $        974,966 $        577,829 $
Statement of cash flow data:
Cash flow provided by (used in):
Operating activities 162,949 $        197,531 $        974,966 $        577,829 $
Investing activities (223,442) (367,885) (1,708,579) (2,396,437)
Financing activities 22,497 79,067 735,242 1,851,296
December 31,
Twelve months ended Three months ended
December 31,

Job Number
EXCO Resources, Inc.

(1)  Earnings before interest, taxes, depreciation, depletion and amortization, or “EBITDA” represents net income adjusted to exclude interest expense, income taxes, depreciation, depletion and amortization.  “Adjusted EBITDA” represents EBITDA adjusted to exclude accretion of discount on asset retirement obligations, non-cash changes in the fair value of derivatives and stock-based compensation. We have presented EBITDA and Adjusted EBITDA because they are a widely used measure by investors, analysts and rating agencies for valuations, peer comparisons and investment recommendations. In addition, these measures  are used in covenant calculations  required under our credit agreements and the indenture governing our 7 1/4 % senior notes. Compliance with the liquidity and debt incurrence covenants included in these agreements is considered material to us. Our computations of EBITDA and Adjusted EBITDA may differ from computations of similarly titled measures of other companies due to differences in the inclusion or exclusion of items in our computations as compared to those of others.  EBITDA and Adjusted EBITDA are measures that are not prescribed by generally accepted accounting principles, or GAAP.  EBITDA and Adjusted EBITDA specifically exclude changes in working capital, capital expenditures and other items that are set forth on a cash flow statement presentation of a company’s operating, investing and financing activities.  As such, we encourage investors not to use these measures as substitutes for the determination of net income, net cash provided by operating activities or other similar GAAP measures.
(2) Excludes non-cash change in fair value of interest rate swaps included in GAAP interest expense.
Non-GAAP Reconciliations